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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 11, 2006


                             INTERLINE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)


                                  NEW JERSEY
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                 (State or other jurisdiction of incorporation)


             001-32378                                     22-2232386
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     (Commission File Number)                (IRS Employer Identification No.)


 801 W. BAY STREET, JACKSONVILLE, FLORIDA                   32204
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 (Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code: (904) 421-1400

                                NOT APPLICABLE
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This  Current  Report on Form 8-K is filed by  Interline  Brands,  Inc., a New
Jersey corporation ("Interline New Jersey"), whose parent corporation is Interline Brands, Inc., a Delaware corporation (NYSE:IBI).



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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         At the annual meeting of the stockholders of our corporate parent, Interline Brands, Inc. (the "Company") on May 11, 2006, the stockholders of the Company approved an amendment and restatement of the Company's 2004 Equity Incentive Plan (the "Plan"), which amendment and restatement was adopted by the Company's Board of Directors (the "Board") on March 24, 2006. The Plan, as amended and restated, increases the number of shares of common stock reserved for issuance thereunder by 2,000,000 shares and further restricts the repricing of awards thereunder without first obtaining stockholder approval. A copy of the Plan was attached as Appendix A to the Company's definitive proxy statement and is incorporated herein.

         On May 11, 2006, the stockholders of the Company also approved the Company's Executive Cash Incentive Plan (the "Incentive Plan") adopted by the Board on March 9, 2006. The purposes of the Incentive Plan are (i) to promote the success of the Company by (a) compensating and rewarding participating executives with cash bonuses for the achievement of performance targets and
(b) motivating such executives by giving them opportunities to receive bonuses directly related to such performance and (ii) where applicable, to permit such bonuses to be deductible by the Company under Section 162(m) of the Internal Revenue Code. A copy of the Incentive Plan was attached as Appendix B to the Company's definitive proxy statement and is incorporated herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS

    EXHIBIT          DESCRIPTION

    10.1 2004 Equity Incentive Plan, incorporated by reference to Appendix A to the Company's definitive proxy statement for its annual meeting of stockholders held on May 11, 2006, Commission File No. 1-32380

    10.2 Executive Cash Incentive Plan, incorporated by reference to Appendix B to the Company's definitive proxy statement for its annual meeting of stockholders held on May 11, 2006, Commission File No. 1-32380





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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              INTERLINE BRANDS, INC.



                                    By: /s/ Laurence W. Howard
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                                        Name:  Laurence W. Howard
                                        Title: Vice President, General Counsel
                                               and Secretary




Date:  May 15, 2006




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                               INDEX TO EXHIBITS


    EXHIBIT          DESCRIPTION

    10.1 2004 Equity Incentive Plan, incorporated by reference to Appendix A to the Company's definitive proxy statement for its annual meeting of stockholders held on May 11, 2006, Commission File No. 1-32380

    10.2 Executive Cash Incentive Plan, incorporated by reference to Appendix B to the Company's definitive proxy statement for its annual meeting of stockholders held on May 11, 2006, Commission File No. 1-32380